                                                                 Exhibit 10.16
                                   CoBANK, ACB


                                          LOAN AGREEMENT NO. T-6184-E, T-6186-E,
                                                         S-6183-E, and S-6181-E

                                                               December 18, 1995

CURTICE-BURNS FOODS, INC.
- -------------------------------------------------------------------------------

                                 MODIFICATION OF

            TERM LOAN, TERM LOAN FACILITY AND SEASONAL LOAN AGREEMENT


IT IS AGREED, That the Term Loan, Term Loan Facility and Seasonal Loan Agreement dated as of November 3, 1994, entered into between Curtice-Burns Foods, Inc. (successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.) ("Borrower") and Springfield Bank for Cooperatives, now known as CoBank, ACB ("Bank"),as amended January 26,1995, July 19, 1995, August 30, 1995 and September 1, 1995 is hereby further amended as follows:

(1) Section 2.7 entitled Seasonal Loan Facility is modified to allow the Bank to make Seasonal Loans to the Borrower from time to time during the period from January 1, 1996 through January 2, 1996. The Bank may, at its option, renew the Seasonal Loan Commitment for one or more successive one (1)-year periods from and after January 2, 1996.

(2) Section 2.9 entitled Repayment of Seasonal Loans is deleted in its entirety and therefor a new section is substituted reading as follows:

         Repayment of Seasonal Loans. The principal amount of the Seasonal Loans shall be repaid in full on or before January 3, 1996, provided, however, that to the extent the outstanding amount thereof exceeds, at the end of any month, the Borrowing Base at the end of such month, such excess(es) shall be immediately due and payable upon demand by the Bank.

                  All terms of the Term Loan, Term Loan Facility and Seasonal Loan Agreement and any other related loan and collateral documents (collectively "Loan Documents") remain in full force and effect and are hereby ratified and confirmed, except to the extent modified by this Agreement, by Borrower.

                  All Financial Statements and disclosures submitted to the Bank under the Loan Documents are true and accurate in all material respects. Except as previously disclosed to the Bank, there has been no material adverse change in the financial condition or operations of Borrower.

The Loan Documents are not subject to any offset, claim, or defense by Borrower.

All liens  granted by  Borrower to the Bank (i) remain in full force and effect,
(ii) are not subject to any claim or defense, and (iii) retain a first priority lien position.

To the best of Borrower's knowledge, there are no liens, other than liens granted under the Loan Documents, on any real or personal property of Borrower.

(The Borrower agrees to execute such additional documents and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.

The Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.

                                                                 2
                   CoBANK, ACB (formerly known as Springfield
                             Bank for Cooperatives)



                              By /s/ Ralph Lawrence
                                  Its Vice President


ACCEPTED AND AGREED TO:                12/22/95
                                            (Date)
CURTICE-BURNS FOODS, INC. (successor to merger between PF
Acquisition Corp. and Curtice-Burns Foods, Inc.)


By  /s/ Roy A. Myers
     Its President

ACKNOWLEDGED AND AGREED TO:    12/22/95
                                (Date)
PRO-FAC COOPERATIVE, INC.


By  /s/ William D. Rice
     Its Assistant Treasurer

ACKNOWLEDGED AND AGREED TO:                 12/22/95
                                             (Date)
CURTICE-BURNS EXPRESS, INC.
CURTICE-BURNS MEAT SNACKS, INC.
FINGER LAKES PACKAGING COMPANY, INC.
HUSMAN SNACK FOODS COMPANY, INC.
KENNEDY ENDEAVORS, INCORPORATED
NALLEY'S CANADA LIMITED
QUALITY SNAX OF MARYLAND, INC.
SEASONAL EMPLOYERS, INC.
PRO-FAC HOLDING COMPANY OF IOWA, INC.


By  /s/ William D. Rice
     Its Vice President

                                                                 3
                                   CoBANK, ACB


                                                    LOAN AGREEMENT NO. T-6184-F,
                                               T-6186-F, S-6183-F, and S-6181-F

                                                               December 18, 1995

CURTICE-BURNS FOODS, INC.
- --------------------------------------------------------------------------------

                                 MODIFICATION OF

            TERM LOAN, TERM LOAN FACILITY AND SEASONAL LOAN AGREEMENT


IT IS AGREED, That the Term Loan, Term Loan Facility and Seasonal Loan Agreement dated as of November 3, 1994, entered into between Curtice-Burns Foods, Inc. (successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.) ("Borrower") and Springfield Bank for Cooperatives, now known as CoBank, ACB ("Bank"),as amended January 26,1995, July 19, 1995, August 30, 1995, September 1, 1995 and December 15, 1995 is hereby further amended as follows:

(1) Section 2.7 entitled Seasonal Loan Facility is modified by increasing the Seasonal Loans to an aggregate principal amount not to exceed at any time outstanding the lesser of (a) Eighty-Four Million Dollars ($84,000,000) or (b) the Borrowing Base (the "Seasonal Loan Commitment") and is modified to allow the Bank to make Seasonal Loans to the Borrower from time to time during the period from January 3, 1996 through January 2, 1997. The Bank may, at its option, renew the Seasonal Loan Commitment for one or more successive one (1)-year periods from and after January 2, 1997.

(2) Section 2.9 entitled Repayment of Seasonal Loans is deleted in its entirety and therefor a new section is substituted reading as follows:

         Repayment of Seasonal Loans. The principal amount of the Seasonal Loans shall be repaid in full on or before January 3, 1997, provided, however, that to the extent the outstanding amount thereof exceeds, at the end of any month, the Borrowing Base at the end of such month, such excess(es) shall be immediately due and payable upon demand by the Bank.

(3) Section 2.10 entitled Annual Repayment Period is modified so that the Borrower is obligated to repay the Seasonal Loans in full and to maintain the Seasonal Loans in such fully paid status for a period of fifteen (15) consecutive calendar days during each calendar year, each of which fifteen (15) day periods shall be selected by the Borrower.

(4) Section 2.14 entitled Fees is modified by deleting paragraph (c) in its entirety and substituting a paragraph reading as follows:

      (c) The Borrower agrees to pay an origination fee ("Origination Fee") of 5/10 of 1 percent (.50%) on the Seasonal Loan Facility to be billed by the Bank.

(5) Section 3.1 entitled Letter of Credit Accommodations is modified to allow the Bank to provide the Borrower with a Letter of Credit Facility during the period from January 1, 1996 through January 2, 1997. The Bank may, at its sole option, renew the Commitment for Letter of Credit Accommodations for one or more successive one (1)- year periods from and after January 2, 1997.

(6) Section 3.7 entitled L/C Limit is modified by decreasing the L/C Limit outstanding at any time to Thirteen Million Dollars ($13,000,000).

All terms of the Term Loan, Term Loan Facility and Seasonal Loan Agreement and any other related loan and collateral documents (collectively "Loan Documents") remain in full force and effect and are hereby ratified and confirmed, except to the extent modified by this Agreement, by Borrower.

All Financial Statements and disclosures submitted to the Bank under the Loan Documents are true and accurate in all material respects. Except as previously disclosed to the Bank, there has been no material adverse change in the financial condition or operations of Borrower.

The Loan Documents are not subject to any offset, claim, or defense by Borrower.

All liens  granted by  Borrower to the Bank (i) remain in full force and effect,
(ii) are not subject to any claim or defense, and (iii) retain a first priority lien position.

 To the best of Borrower's knowledge, there are no liens, other than liens granted under the Loan Documents, on any real or personal property of Borrower.

(The Borrower agrees to execute such additional documents and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.

The Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.

                                     CoBANK, ACB (formerly known as Springfield
                                     Bank for Cooperatives)

                                  By  /s/ Ralph Lawrence
                                        Its Vice President

ACCEPTED AND AGREED TO:               12/22/95
                                       (Date)

CURTICE-BURNS FOODS, INC. (successor to merger between PF
Acquisition Corp. and Curtice-Burns Foods, Inc.)

By  /s/ Roy A. Myers
     Its President

ACKNOWLEDGED AND AGREED TO:         12/22/95
                                     (Date)
PRO-FAC COOPERATIVE, INC.

By  /s/ William D. Rice
     Its Assistant Treasurer

ACKNOWLEDGED AND AGREED TO:         12/22/95
                                     (Date)
CURTICE-BURNS EXPRESS, INC.
CURTICE-BURNS MEAT SNACKS, INC.
FINGER LAKES PACKAGING COMPANY, INC.
HUSMAN SNACK FOODS COMPANY, INC.
KENNEDY ENDEAVORS, INCORPORATED
NALLEY'S CANADA LIMITED
QUALITY SNAX OF MARYLAND, INC.
SEASONAL EMPLOYERS, INC.
PRO-FAC HOLDING COMPANY OF IOWA, INC.


By  /s/ William D. Rice
     Its Vice President

                                   CoBank, ACB


                                          LOAN AGREEMENT NO. T-6184-F, T-6186-F,
                                              S-6183-F, and S-6181-F

                                                                  June 28, 1996

CURTICE-BURNS FOODS, INC.

- -------------------------------------------------------------------------------

                                 MODIFICATION OF

            TERM LOAN, TERM LOAN FACILITY AND SEASONAL LOAN AGREEMENT


IT IS AGREED, That the Term Loan, Term Loan Facility and Seasonal Loan Agreement, dated as of November 3, 1994, entered into between Curtice-Burns Foods, Inc. (successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.) ("Borrower") and Springfield Bank for Cooperatives, now known as CoBank, ACB ("Bank"), as amended January 26, 1995, July 19, 1995, August 30, 1995, September 1, 1995, December 15, 1995 and December 18, 1995 is hereby further amended as follows:

         Section 1.1 entitled Defined Terms is modified by inserting therein in alphabetical order the following definitions:

         "Curtice-Burns Maximum Credit" means, at any time, the Maximum Credit less the aggregate outstanding principal amount of Parent Seasonal Loans.

         "Maximum Credit" means, at any time, Eighty-Four Million ($84,000,000).

         "Parent Loan Agreement" means the Seasonal Loan Agreement, dated as of June 28, 1996, between the Parent and the Bank.

         "Parent Seasonal Loans" means "Seasonal Loans", as defined in the Parent Loan Agreement, made by the Bank to the Parent pursuant to the Parent Loan Agreement.

         Section 2.7 entitled Seasonal Loan Facility is modified by limiting the Seasonal Loans to an aggregate principal amount not to exceed at any time outstanding the lesser of (a) the lesser of (i) Eighty-Four Million Dollars ($84,000,000) and (ii) the Borrowing Base, and (b) the Curtice-Burns Maximum Credit (the "Seasonal Loan Commitment").

                   Subsection (g) of Section 7.8 entitled Investments is deleted and the following is substituted therefor:

                  (g) [intentionally deleted].

         Section 9.1 entitled Events of Default is modified by adding thereto a new subsection (u) reading as follows:

                  (u) an "Event of Default" shall have occurred under and as defined in the Parent Loan Agreement.

All terms of the Term Loan, Term Loan Facility and Seasonal Loan Agreement and any other related loan and collateral documents (collectively "Loan Documents") remain in full force and effect and are hereby ratified and confirmed, except to the extent modified by this Agreement, by Borrower.

All Financial Statements and disclosures submitted to the Bank under the Loan Documents were true and accurate as of the date thereof in all material respects. Except as previously disclosed to the Bank, there has been no material adverse change in the financial condition or operations of Borrower since the date of the most recent Financial Statements submitted to the Bank under the Loan Documents.

The Loan Documents are not subject to any offset, claim, or defense by Borrower.

All liens granted by Borrower to the Bank and not released by the Bank (i) remain in full force and effect, (ii) except as otherwise permitted, are not subject to any claim or defense, and (iii) to the extent such liens have had a first priority position, such liens retain a first priority position.

To the best of Borrower's knowledge, there are no liens, other than liens granted under the Loan Documents and Permitted Liens, on any real or personal property of Borrower.

The Borrower agrees to execute such additional documents and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.

This Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.


                                            [CONTINUED ON FOLLOWING PAGE]

                                           [CONTINUED FROM PREVIOUS PAGE]

                                     CoBANK, ACB (formerly known as Springfield
                                     Bank for Cooperatives)

                              By /s/ Ralph Lawrence
                                   Its Vice President

ACCEPTED AND AGREED TO:       June 28, 1996
                                  (Date)

CURTICE-BURNS FOODS, INC. (successor to merger between
PF Acquisition Corp. and Curtice-Burns Foods, Inc.)

By  /s/ William D. Rice
      Its Senior Vice President

ACKNOWLEDGED AND AGREED TO:     June 28, 1996
                                   (Date)

PRO-FAC COOPERATIVE, INC.

By  /s/ William D. Rice
      Its Assistant Treasurer

ACKNOWLEDGED AND AGREED TO:     June 28, 1996
                                   (Date)

CURTICE-BURNS EXPRESS, INC.
FINGER LAKES PACKAGING COMPANY, INC.
HUSMAN SNACK FOODS COMPANY, INC.
KENNEDY ENDEAVORS, INCORPORATED
SEASONAL EMPLOYERS, INC.
PRO-FAC HOLDING COMPANY OF IOWA, INC.


By  /s/ William D. Rice
       Its Vice President